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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest event reported):            MAY 31, 2001
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                            INTERACTIVE NETWORK, INC.
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             (Exact name of registrant as specified in its charter)

        CALIFORNIA                    0-19579                    94-3025019
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(State of other jurisdiction       (Commission               (I.R.S. Employer
      of incorporation              File Number)             Identification No.)

                           180 SECOND STREET, SUITE B
                           LOS ALTOS, CALIFORNIA 94022
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:         (650) 947-3345
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                                 NOT APPLICABLE
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         (Former name of former address, if changed since last report.)


           (The remainder of this page was intentionally left blank.)

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ITEM 5.  OTHER EVENTS.

         On May 31, 2001, Interactive Network, Inc. ("INNN"), Two Way TV Ltd. and TWIN Entertainment, Inc. ("TWIN") signed a definitive Agreement and Plan of Reorganization ("Merger Agreement") under which INNN and TWIN will be merged to form Two Way TV (US), Inc. Two Way TV Ltd. will own 45% of Two Way TV (US), Inc. on a fully diluted basis. After closing of the transaction, the stock of INNN will continue to be quoted on the over-the-counter Bulletin Board under the name of Two Way TV (US).

         The Merger Agreement is subject to approval by the shareholders of INNN, as well as SEC review of the proxy material to be filed by INNN. No assurance can be given that the signing of the Merger Agreement will result in the merger.

         Additional information regarding INNN, Two Way TV Ltd. and TWIN and the proposed merger is set forth in Exhibit 99.1 to this Current Report on Form 8-K, which is hereby incorporated herein by reference.

FORWARD LOOKING STATEMENTS

         The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. This Current Report on Form 8-K and other materials filed or to be filed by INNN with the Securities and Exchange Commission, as well as other written materials or oral statements that INNN may make or publish from time to time, contain forward-looking statements , as they contain or may contain descriptions of the structure and terms of transactions that may occur in the future. These statements are not historical facts and include expressions of management's expectations about transactions, which are subject to various contingencies. Such forward-looking statements involve certain risks and uncertainties. The actual structure and terms of the transactions may differ materially from those discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, changes in the terms and structure as a result of any applicable regulatory requirements and policy and changes in the businesses and operations of Interactive Network, Two Way TV and/or TWIN Entertainment. These entities assume no obligation for updating such forward-looking statements at any time.

ITEM 7.  FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                  99.1     Copy of Press Release dated ,June 1, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      Interactive Network, Inc.


Date:  June 18, 2001.                                 By  /s/ Bruce W. Bauer
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                                                          Bruce W. Bauer
                                                          President and Chief
                                                          Executive Officer

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